                                                                    EXHIBIT 10.5


                         FORM OF US DOLLAR REVOLVING CREDIT NOTE


THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

 $____________                                                    June 29, 2000


     FOR VALUE RECEIVED, the undersigned, ACT MANUFACTURING, INC. (the "Parent
                                                                        ------
Borrower"), a Massachusetts corporation, unconditionally promises to pay to
--------
___________ (the "Lender") or its registered assigns at the office of The Chase
                  ------
Manhattan Bank at One Chase Square, Rochester, New York 14643 (the "Payment
                                                                    -------
Office") for the account of the Lender in lawful money of the United States and
------
in immediately available funds, the principal amount of (a) _________ DOLLARS ($________ ), or, if less, (b) the aggregate unpaid principal amount of all US Dollar Revolving Loans made by the Lender to the Parent Borrower pursuant to
Section 2.4 of the Credit Agreement. The Parent Borrower further agrees to pay interest in like money at the Payment Office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in
Section 2.12 of the Credit Agreement.

     The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each US Dollar Revolving Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurocurrency Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute prima facie evidence of the
                                                ----- -----
accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Parent Borrower in respect of any US Dollar Revolving Loan.

     This Note (a) is one of the Notes referred to in the Credit Agreement dated as of June 29, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Parent Borrower, the Lender, the other
           ----------------
banks and financial institutions or entities from time to time parties thereto, Credit Suisse First Boston, as Syndication Agent, Societe Generale, as Documentation Agent and The Chase Manhattan Bank, as Administrative Agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

     During the existence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 10.6 OF THE CREDIT AGREEMENT.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                          ACT MANUFACTURING, INC., as Parent Borrower


                          By:_______________________________
                             Name:
                             Title:

                                                                      Schedule A
                                              to US Dollar Revolving Credit Note
                                              ----------------------------------

        LOANS, CONVERSIONS AND REPAYMENTS OF ALTERNATE BASE RATE LOANS

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                                                     Amount of            Amount of
                                   Amount           Principal of        Alternate Base       Unpaid Principal
               Amount of         Converted to      Alternate Base         Rate Loans            Balance of
             Alternate Base     Alternate Base      Rate Loans           Converted to          Alternate Base
    Date       Rate Loans         Rate Loans          Repaid          Eurocurrency Loans        Rate Loans       Notation Made By
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
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

                                                                      Schedule B
                                              to US Dollar Revolving Credit Note
                                              ----------------------------------

    LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EUROCURRENCY LOANS

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                                                                                          Amount of
                                  Amount      Interest Period                         Eurocurrency Loans  Unpaid Principal
                               Converted to   and Eurocurrency   Amount of Principal     Converted to        Balance of
             Amount of         Eurocurrency      Rate with         of Eurocurrency   Alternate Base Rate    Eurocurrency   Notation
 Date   Eurocurrency Loans         Loans      Respect Thereto       Loans Repaid            Loans               Loans      Made By
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
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====================================================================================================================================